Exhibit (d)(viii)

CONFIDENTIAL

AMENDMENT NO. 1 TO THE
INTERIM INVESTORS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to the Interim Investors Agreement, dated as of December 30, 2024 (the “Interim Investors Agreement”), by and among Casago Global, LLC, a Delaware limited liability company (the “Lead Investor”), Casago Holdings, LLC, a Delaware limited liability company, SLP V Venice Feeder I, L.P., a Delaware limited partnership (“SLP Feeder”), SLP Venice Holdings L.P., a Delaware limited partnership (together with SLP Feeder, “Silver Lake”), RW Vacasa AIV L.P., a Delaware limited partnership (“RW Vacasa”), RW Industrious Blocker L.P., a Delaware limited partnership (“RW Industrious”), Riverwood Capital Partners II (Parallel - B) L.P., an Ontario limited partnership (“RCP II”), RCP III Vacasa AIV L.P., a Delaware limited partnership (“RCP III Vacasa”), RCP III Blocker Feeder L.P., a Delaware limited partnership (“RCP III Blocker”), Riverwood Capital Partners III (Parallel - B) L.P., a Cayman Islands exempted limited partnership (“RCP III”), RCP III (A) Blocker Feeder L.P., a Delaware limited partnership (“RCP III (A) Blocker”), RCP III (A) Vacasa AIV L.P., a Delaware limited partnership (together with RW Vacasa, RW Industrious, RCP II, RCP III Vacasa, RCP III Blocker, RCP III and RCP III (A) Blocker “Riverwood”), Level Equity Opportunities Fund 2015, L.P., a Delaware limited partnership (“LEOF 2015”), Level Equity Opportunities Fund 2018, L.P., a Delaware limited partnership (“LEOF 2018”), LEGP II AIV(B), L.P., a Delaware limited partnership (“LEGP AIV”), LEGP I VCS, LLC, a Delaware limited liability company (“LEGP I”), LEGP II VCS, LLC, a Delaware limited liability company (“LEGP II”), Level Equity-VCS Investors, LLC, a Delaware limited liability company (together with LEOF 2015, LEOF 2018, LEGP AIV, LEGP I and LEGP II, “Level”, and Level, together with Silver Lake and Riverwood, each a “Rollover Stockholder” and collectively the “Rollover Stockholders”), Roofstock, Inc., a Delaware corporation (“Roofstock”), TRT Investors 37, LLC, a Texas limited liability company (“TRT”), MHRE STR II, LLC, a Delaware limited liability company (“Miramar” and, together with Roofstock and TRT, each an “Outside Investor” and collectively the “Outside Investors” and the Outside Investors, together with the Rollover Stockholders, each a “Co-Investor” and collectively the “Co-Investors” and the Co-Investors, together with the Lead Investor, the “Investors”), is entered into by and among the Investors as of March 17, 2025. Capitalized terms used but not defined elsewhere in this Amendment shall have the meanings ascribed to them in the Interim Investors Agreement.

RECITALS

WHEREAS, the Investors desire to amend the Interim Investors Agreement as set forth herein; and

WHEREAS, pursuant to Section 3.1 of the Interim Investors Agreement, the Interim Investors Agreement may be amended, modified or waived only if such amendment, modification or waiver is in writing and signed by the Investors, each of which has duly executed this Amendment.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the Investors, intending to be legally bound, agree as follows:

1.          Amendment to Exhibit A. Exhibit A of the Interim Investors Agreement is hereby amended by replacing such exhibit in its entirety with Annex A attached hereto.

2.          Amendment of Schedule 1. Schedule 1 of the Interim Investors Agreement is hereby amended by replacing such schedule in its entirety with Annex B attached hereto.

3.          Amendment to Schedule 2. The table set forth on Schedule 2 of the Interim Investors Agreement is hereby deleted and replaced in its entirety as set forth below:

Entity	Contribution Amount	Pro Rata Share
Casago	$40,000,000	24.01%
TRT	$43,300,000	25.99%
Miramar	$43,300,000	25.99%
Roofstock	$40,000,000	24.01%

4.          Effectiveness. All of the provisions of this Amendment shall be effective as of the date of this Amendment. Except to the extent specifically amended hereby, all of the terms of the Interim Investors Agreement shall remain unchanged and in full force and effect, and, to the extent applicable, such terms shall apply to this Amendment as if it formed a part of the Interim Investors Agreement.

5.          References to the Interim Investors Agreement. Upon the effectiveness of this Amendment, each reference in the Interim Investors Agreement to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” or words of like import, and each reference to the Interim Investors Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Interim Investors Agreement, shall mean and be deemed a reference to the Interim Investors Agreement, as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Interim Investors Agreement, as amended hereby, shall in all instances continue to refer to December 30, 2024 and references to “the date hereof” and “the date of this Agreement” shall continue to refer to December 30, 2024.

6.          Other Miscellaneous Terms. The provisions of Section 3 (Miscellaneous) of the Interim Investors Agreement shall, to the extent not already set forth in this Amendment, apply mutatis mutandis to this Amendment, and to the Interim Investors Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

LEAD INVESTOR

CASAGO GLOBAL, LLC

By:	/s/ Joseph Riley
Name:	Joseph Riley
Title:	President

[Signature Page to Interim Investors Agreement]

SILVER LAKE:

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P.,
its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP V VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V, L.P., its
general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C.,
its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

RW VACASA AIV L.P.

By:	Riverwood Capital II, L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.

By:	Riverwood Capital II L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.

By:	Riverwood Capital II, L.P.,
its general partner
By:	Riverwood Capital GP II Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III VACASA AIV L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

RCP III BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) VACASA AIV L.P.

By:	Riverwood Capital III L.P.,
its general partner
By:	Riverwood Capital GP III Ltd.,
its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

Level Equity Opportunities Fund 2015, L.P.

By:	Level Equity Partners II (GP), L.P.,
its general partner
By:	Level Equity Associates II, LLC
its general partner

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

Level Equity Opportunities Fund 2018, L.P.

By:	Level Equity Partners IV (GP), L.P.,
its general partner
By:	Level Equity Associates W, LLC
its general partner

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

LEGP II AIV(B), L.P.

By:	Level Equity Partners II (GP), L.P.,
its general partner
By:	Level Equity Associates II, LLC
its general partner

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

LEGP I VCS, LLC

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

LEGP II VCS, LLC

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

Level Equity — VCS Investors, LLC

By:	/s/ Ben Levin
Name:	Ben Levin
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

ROOFSTOCK, INC.

By:	/s/ Gary Beasley
Name:	Gary Beasley
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

TRT INVESTORS 37, LLC

By:	/s/ Paul A. Jorge
Name:	Paul A. Jorge
Title:	Vice President and Secretary

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

MHRE STR II, LLC

By:	MHRE Partners, LP,
a Delaware limited partnership

By:	MHRE Partners GP, LLC,
a Delaware limited liability company
its General Partner

By:	/s/ Randy Evans
Name:	Randy Evans
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Interim Investors Agreement]

Annex A

[See attached]

Exhibit A
Equity Term Sheet

[Intentionally omitted.]

Annex B

[See attached]

Schedule 1

Commitment Amount and Percentage

Investor	Equity Commitment	Rollover Commitment	Percentage of Total Commitments
Casago	$40,000,000	N/A	18.07%
TRT	$43,300,000	N/A	19.57%
Miramar	$43,300,000	N/A	19.57%
Roofstock	$40,000,000	N/A	18.07%
Silver Lake	N/A	$29,388,134	13.28%
Riverwood	N/A	$14,696,858	6.64%
Level	N/A	$10,622,615	4.80%